





February 20, 2014



4Q 2013 Earnings Conference Call

COMMERCIAL / INDUSTRIAL

DEFENSE

ENERGY

CURTISS-WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

“One Curtiss-Wright”

- Driven by a new integrated, market-facing structure
- Focused on:
  - Operating margin expansion
  - Improved working capital management to deliver higher free cash flow
  - A balanced capital allocation strategy
- Targeting top-quartile performance

Dedicated to improving shareholder value

Overview of Fourth Quarter 2013 Results

- Sales increased 19%, with double-digit gains across all three segments
  - Commercial markets up 23%; Defense markets up 9%
- Operating income increased 21%
- Operating margin up 20 bps to 10.7% (organic 11.3%)
  - Up 110 bps excluding acquisition margin dilution (accretive to EPS)
  - Benefit of prior restructuring and cost reduction initiatives
- Diluted EPS of $0.97
  - Full-year diluted EPS of $2.88
- Strong 4Q'13 FCF of $89M
  - Drove FY'13 FCF of $166M and FCF conversion of 120%

Fourth Quarter 2013 Operating Income Drivers

	4Q'13 Reported	4Q'12 Reported	4Q'12 Adjusted Excl. One-Time Items*	% Change vs. Adj. 4Q'12
Flow Control	$39.8	$40.4	$30.0	33%
Controls	$36.4	$27.3	$27.3	34%
Surface Technologies	$12.4	$3.5	$9.5	30%
Corp & Other	($13.7)	($9.2)	($9.2)	(49%)
Total	**$74.9M**	**$62.0M**	**$57.6M**	**30%**

* Adjusted to remove 4Q'12 one-time impacts: (1) net benefit of lower cost estimates on AP1000 technology transfer contract in China, partially offset by restructuring charges in the Flow Control segment ($10.4M) and (2) the impact of restructuring charges in the Surface Technologies segment ($6.0M).

4Q 2013 End Markets Summary
Commercial

YTD 2013 Sales:
70% Commercial
30% Defense



Oil & Gas
17%
Aero
Defense
12%
Ground
Defense
3%
Naval
Defense
16%
Other
Defense &
Gov't.
1%
Power Gen
17%
Comm Aero
17%
Gen Industry
17%

Note: Percentages in chart relate to Fourth Quarter 2013 sales.

Key Positives

- Ongoing ramp up in commercial aircraft production rates driving solid organic growth
- Strong performance in Oil & Gas
  - Led by acquisitions and continued strong MRO demand
  - Signs of improvement in the large international projects business
- Solid growth in industrial vehicles, led by acquisitions

Key Challenges

- Lower domestic and China AP1000 program revenues
- Reduced sales to commercial HVAC industry

4Q 2013 End Markets Summary
Defense

YTD 2013 Sales:
70% Commercial
30% Defense



Aero Defense 12%
Ground Defense 3%
Naval Defense 16%
Other Defense & Gov't. 1%
Gen Industry 17%
Comm Aero 17%
Power Gen 17%
Oil & Gas 17%

Note: Percentages in chart relate to Fourth Quarter 2013 sales.

Key Positives

- Strong naval defense revenues led by Virginia-class submarines and ramp up on CVN-79 aircraft carrier
- Higher revenues on Air Force RASP (radar) program, as well as P-8 Poseidon and Global Hawk

Key Challenges

- Indirect impact of sequestration
  - Continued softness in ground defense due to lower order rates
  - Lower sales on military helicopter programs

2014E Financial Outlook (as of February 19, 2014)

	FY2013A	FY2014E (Prior)	FY2014E (Current)
Total Sales	**$2,511M**	**$2,650 - 2,700M**	**No change**
Commercial / Industrial	-	$1,040 - 1,060M	-
Defense	-	$890 - 910M	-
Energy	-	$720 - 730M	-
Total Operating Income CW Margin	**$234M** 9.3%	**$267 - 278M** 10.1% - 10.3%	**No change**
Commercial / Industrial Margin	-	$138 - 142M 13.3% - 13.4%	-
Defense Margin	-	$118 - 122M 13.3% - 13.4%	-
Energy Margin	-	$52 - 54M 7.2% - 7.4%	-
Corporate and Other	$42M	$40 - 41M	-
Diluted EPS	**$2.88**	**$3.20 - 3.35**	**$3.30 - 3.40**

Full year amounts may not add due to rounding. Due to the new segment structure, reported 2013 segment results will be provided in the first quarter 2014 10-Q filing.

2014E Financial Outlook (as of February 19, 2014)

	FY2013A	FY2014E (Prior)	FY2014E (Current)
Pension/Post-Retirement Expense	$33M	$36 - 37M	-
Interest Expense	$37M	$39 - 40M	-
Diluted EPS	**$2.88**	**$3.20 - 3.35**	**$3.30 - 3.40**
Diluted Shares Outstanding	47.9M	48.4M	-
Effective Tax Rate	30.3%	32.0%	30.0 - 31.0%
Free Cash Flow (1)	**$166M**	**$140 - 150M**	**$160 - 180M**
Free Cash Flow Conversion	120%	90 - 93%	100 - 110%
Depreciation & Amortization	$122M	$130 - 140M	-
Capital Expenditures	$72M	$80 - 90M	-

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures

2014E Market Outlook (as of February 19, 2014)

	FY2014E (Prior)	FY2014E (Current)	% of Total Sales
Aero Defense	8 - 12%	-	11%
Ground Defense	(7 - 11%)	-	3%
Naval Defense	(2) - 2%	-	14%
Total Defense Including Other Defense	**1 - 5%**	**No change**	**29%**
Commercial Aero	6 - 10%	-	16%
Oil & Gas	11 - 15%	-	19%
Power Generation	2 - 6%	-	18%
General Industrial	8 - 12%	-	18%
Total Commercial	**7 - 11%**	**No change**	**71%**
Total Curtiss-Wright	**6 - 8%**	**No change**	

Outlook for 2014 and Closing Comments

- Expect solid sales with strong, double-digit growth in operating income and diluted EPS
  - Solid growth anticipated in all commercial markets outweighs mixed performance in defense
- Significant operating margin expansion
  - Driven by operational improvement and cost reduction initiatives, along with benefit of prior restructuring actions
- Improved working capital management driving higher free cash flow
- Committed to balanced capital allocation strategy

Curtiss-Wright is focused on increasing shareholder value

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended December 31,

	Flow Control			Controls			Surface Technologies			Corporate & Other			Total Curtiss - Wright		
	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg
Sales															
Organic	$ 310.2	$ 317.2	(2%)	$ 214.0	$ 205.9	4%	$ 72.3	$ 67.4	7%	$ -	$ -		$ 596.6	$ 590.4	1%
Incremental (1)	46.7	-		49.2	-		6.3	-		-	-		102.1	-	
Foreign Currency Fav (Unfav) (2)	(0.4)	-		1.0	-		0.4	-		-	-		1.0	-	
Total net sales	**$ 356.5**	**$ 317.2**	**12%**	**$ 264.2**	**$ 205.9**	**28%**	**$ 79.0**	**$ 67.4**	**17%**	**$ -**	**$ -**		**$ 699.7**	**$ 590.4**	**19%**
Operating income (expense):															
Organic	$ 35.2	$ 40.4	(13%)	$ 33.5	$ 27.3	23%	$ 12.4	$ 3.5	255%	$ (13.7)	$ (9.2)	(49%)	$ 67.5	$ 62.0	9%
OI Margin %	*11.3%*	*12.8%*	(150)bps	*15.7%*	*13.2%*	250bps	*17.2%*	*5.2%*	1200bps				*11.3%*	*10.5%*	80bps
Incremental (1)	4.0	-		1.6	-		(0.1)	-		0.1	-		5.6	-	
Foreign Currency Fav (Unfav) (2)	0.6	-		1.3	-		0.1	-		(0.1)	-		1.9	-	
Total operating income (expense)	**$ 39.8**	**$ 40.4**	**(2%)**	**$ 36.4**	**$ 27.3**	**34%**	**$ 12.4**	**$ 3.5**	**255%**	**$ (13.7)**	**$ (9.2)**	**(49%)**	**$ 74.9**	**$ 62.0**	**21%**
OI Margin %	***11.2%***	***12.8%***	**(160)bps**	***13.8%***	***13.2%***	**60bps**	***15.7%***	***5.2%***	**1050bps**				***10.7%***	***10.5%***	**20bps**

Year Ended December 31,

	Flow Control			Controls			Surface Technologies			Corporate & Other			Total Curtiss - Wright		
	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg
Sales															
Organic	$ 1,097.0	$ 1,095.3	0%	$ 726.4	$ 726.7	(0%)	$ 286.8	$ 275.7	4%	$ -	$ -		$ 2,110.2	$ 2,097.7	1%
Incremental (1)	204.4	-		170.2	-		25.9	-		-	-		400.5	-	
Foreign Currency Fav (Unfav) (2)	(1.7)	-		1.6	-		0.2	-		-	-		0.1	-	
Total net sales	**$ 1,299.7**	**$ 1,095.3**	**19%**	**$ 898.2**	**$ 726.7**	**24%**	**$ 312.9**	**$ 275.7**	**14%**	**$ -**	**$ -**		**$ 2,510.8**	**$ 2,097.7**	**20%**
Operating income (expense):															
Organic	$ 106.8	$ 78.8	36%	$ 98.1	$ 86.5	13%	$ 50.2	$ 27.5	82%	$ (41.9)	$ (31.3)	(34%)	$ 213.2	$ 161.4	32%
OI Margin %	*9.7%*	*7.2%*	250bps	*13.5%*	*11.9%*	160bps	*17.5%*	*10.0%*	750bps				*10.1%*	*7.7%*	240bps
Incremental (1)	9.1	-		7.1	-		1.0	-		(0.4)	-		16.9	-	
Foreign Currency Fav (Unfav) (2)	0.6	-		3.3	-		(0.2)	-		(0.2)	-		3.6	-	
Total operating income (expense)	**$ 116.5**	**$ 78.8**	**48%**	**$ 108.6**	**$ 86.5**	**25%**	**$ 51.0**	**$ 27.5**	**85%**	**$ (42.4)**	**$ (31.3)**	**(35%)**	**$ 233.6**	**$ 161.4**	**45%**
OI Margin %	***9.0%***	***7.2%***	**180bps**	***12.1%***	***11.9%***	**20bps**	***16.3%***	***10.0%***	**630bps**				***9.3%***	***7.7%***	**160bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Organic results exclude the effects of current period foreign currency translation.

Note: Amounts may not add due to rounding

4Q 2013 Segment Review – Flow Control


Oil & Gas
33%
Naval
Defense
27%
Gen Industrial
6%
Comm Aero
2%
Power Gen
32%

Segment Sales: $357 M

Note: Percentages in chart relate to Fourth Quarter 2013 sales.

4Q 2013 Segment Review – Controls


Aero Defense
30%
Comm Aero
29%
Ground
Defense
9%
Naval
Defense
5%
Other
Defense &
Gov't.
1%
Gen Industrial
26%

Segment Sales: $264 M

Note: Percentages in chart relate to Fourth Quarter 2013 sales.

4Q 2013 Segment Review – Surface Technologies


Comm Aero
41%
Gen Industrial
33%
Power Gen
9%
Other
Defense &
Gov't.
1%
Aero Defense
9%
Oil & Gas
7%

Segment Sales: $79 M

Note: Percentages in chart relate to Fourth Quarter 2013 sales.